EXHIBIT 99.1

RPX Announces Third Quarter 2012 Financial Results

SAN FRANCISCO – October 30, 2012 – RPX Corporation (NASDAQ: RPXC), a leading provider of patent risk management solutions, today announced its financial results for the third quarter ended September 30, 2012.

Financial Highlights

•	Revenue for the third quarter of fiscal 2012 totaled $47.0 million, up 23% from the prior year period

•	GAAP net income for the third quarter of fiscal 2012 was $7.6 million or $0.14 per pro forma diluted share[1]

•	Non-GAAP net income for the third quarter of fiscal 2012 was $9.4 million or $0.18 per pro forma diluted share[1]

“RPX made solid progress on all fronts in the third quarter,” said John Amster, CEO of RPX Corporation. “We grew our client network to 128 members, completed eight acquisitions of patent assets, and continued to deliver value to our clients, both by reducing their patent litigation costs and by providing them with unique strategic market intelligence.  We also continued to expand our suite of patent risk solutions with the launch of our insurance service and the signing of our first two insurance clients.”

Summary Results

Revenue for the third quarter increased 23% to $47.0 million, compared to $38.4 million in the third quarter of 2011.

Net acquisition spend during the quarter totaled $26.4 million, and included eight new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new clients.

GAAP net income for the quarter was $7.6 million or $0.14 per diluted share, compared to $7.9 million or $0.15 per diluted share in the third quarter of 2011. Net income was $0.14 per pro forma diluted share[1] in the third quarter, compared to $0.15 per pro forma diluted share[1] in the third quarter of 2011.

Non-GAAP net income for the quarter, which excludes stock-based compensation and the amortization of acquired intangibles (in each case, net of tax), was $9.4 million or $0.18 per pro forma diluted share[1], compared to $9.0 million or $0.17 per pro forma diluted share[1] in the third quarter of 2011.

As of September 30, 2012, RPX had cash, cash equivalents and short-term investments of $208.6 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change.  Please see the paragraph regarding "Forward-Looking Statements" at the end of this news release.  The Company provided the following business outlook for the fourth quarter and full year 2012:

	Fourth Quarter 2012	Full Year 2012
Revenue	$48.7 – $49.2 Million	$194.8 – $195.3 Million
Non-GAAP Cost of Revenue as a Percentage of Revenue	—	42% – 43%
Non-GAAP SG&A	—	$42.2 – $43.1 Million
Non-GAAP Net Income	$9.8 - $10.4 Million	$44.6 – $45.2 Million
Non-GAAP Effective Tax Rate	36%	36%
Diluted Shares Outstanding (Pro Forma Weighted Average)	53.0 Million	52.7 Million
Net Acquisition Spend	—	$110 - $120 Million

The above outlook is forward-looking.  Actual results may differ materially.  Please refer to the information under the caption "Use of Non-GAAP Financial Information" below.

[1] Pro forma diluted shares computed to give effect to the shares of restricted stock outstanding as of the original date of issuance and the conversion of the Company's redeemable convertible preferred stock into common stock using the as-if converted method as though the conversion had occurred as of January 1, 2011 or the original issuance, if later.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on October 30, 2012.  Parties in the United States and Canada can access the call by dialing 1-877-941-2068, using conference code 4567518.  International parties can access the call by dialing 1-480-629-9712, using conference code 4567518.

RPX will offer a live webcast of the conference call which can be accessed from the "Investor Relations" section of the Company's website at www.rpxcorp.com.  The webcast will be archived there for a period of 30 days. An audio replay of the conference call will also be available two hours after the call and will be available for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter conference code 4567518.  International parties should call 1-303-590-3030 and enter conference code 4567518.

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is a leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence and advisory services.  Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents, RPX helps to mitigate and manage patent risk for its growing client network.

Use of Non-GAAP Financial Information

This news release dated October 30, 2012 contains non-GAAP financial measures.  Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP net income, and non-GAAP net income per share.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future.  Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes) and the amortization of acquired intangible assets.  Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes investors wish to exclude the effects of such items in comparing our financial performance with that of other companies.  The adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results, trends and performance.  The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements.  Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the impact of the current economic climate on the Company’s business, the Company’s ability to effectively manage its growth, and the Company’s ability to attract new clients and retain existing clients.  Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC.  The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

#     #     #
Contacts:

Investor Relations	Media Relations
Cynthia Hiponia The Blueshirt Group +1-415-418-2563 ir@rpxcorp.com	Kaustuva Das RPX Corporation +1-415-529-3105 media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenue	$47,044	$38,394	$146,131	$111,634
Cost of revenue	21,980	16,459	60,508	44,652
Selling, general and administrative expenses	13,147	9,069	39,903	28,465
(Gain) on sale of patent assets, net	-	-	(177)	-
Operating income	11,917	12,866	45,897	38,517
Other income (expense), net	65	(79)	92	(645)
Income before provision for income taxes	11,982	12,787	45,989	37,872
Provision for income taxes	4,392	4,935	17,130	15,659
Net income	$7,590	$7,852	$28,859	$22,213
Net income available to common stockholders:
Basic	$7,556	$7,381	$28,378	$12,858
Diluted	$7,557	$7,421	$28,399	$13,518
Net income per common share:
Basic	$0.15	$0.17	$0.57	$0.48
Diluted	$0.14	$0.15	$0.55	$0.43
Weighted-average shares used in computing net income per common share:
Basic	50,457	44,473	49,410	27,015
Diluted	52,127	48,914	51,711	31,125

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30,	December 31,
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$83,440	$106,749
Short-term investments	125,197	126,976
Restricted cash	-	500
Accounts receivable	12,997	16,160
Prepaid expenses and other current assets	6,364	12,124
Deposit	10,000	-
Deferred tax assets	6,048	5,192
Total current assets	244,046	267,701
Patent assets, net	197,321	163,352
Property and equipment, net	3,434	2,317
Intangible assets, net	3,594	1,837
Goodwill	16,460	1,675
Restricted cash, less current portion	-	147
Deferred tax assets, less current portion	8,279	300
Other assets	1,112	665
Total assets	$474,246	$437,994

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,046	$821
Accrued liabilities	5,841	7,762
Deferred revenue	93,722	96,513
Deferred payment obligations	500	5,056
Other current liabilities	2,124	2,182
Total current liabilities	103,233	112,334
Deferred revenue, less current portion	4,965	11,762
Deferred tax liabilities	21,766	14,695
Other liabilities	20	119
Total liabilities	129,984	138,910

Common stock	5	5
Additional paid-in capital	275,612	259,315
Retained earnings	68,646	39,787
Accumulated other comprehensive loss	(1)	(23)
Total stockholders' equity	344,262	299,084
Total liabilities and stockholders' equity	$474,246	$437,994

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2012	2011
Cash flows from operating activities
Net income	$28,859	$22,213
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	61,208	44,651
Stock-based compensation	7,493	4,849
Excess tax benefit from stock-based compensation	(5,796)	(4,118)
Imputed interest on deferred payment obligations	94	584
Gain on sale of patent assets	(177)	-
Amortization of premium on investments	3,773	404
Deferred taxes	(1,534)	99
Other	(19)	1
Changes in assets and liabilities:
Accounts receivable	3,163	10,586
Prepaid expenses and other assets	5,874	(4,777)
Deposit	(10,000)	-
Accounts payable	225	256
Accrued and other liabilities	(2,856)	7,543
Deferred revenue	(9,642)	14,974
Net cash provided by operating activities	80,665	97,265

Cash flows from investing activities
Purchases of investments classified as available-for-sale	(150,227)	(142,825)
Maturities and sale of investments classified as available-for-sale	153,920	15,100
Business acquisition	(45,765)	(3,345)
Decrease in restricted cash	647	73
Purchases of intangible assets	(52)	(95)
Purchases of property and equipment	(1,626)	(913)
Acquisitions of patent assets	(65,056)	(63,815)
Proceeds from sale of patent assets	200	80
Net cash used in investing activities	(107,959)	(195,740)

Cash flows from financing activities
Repayments of principal on deferred payment obligations	(5,150)	(18,104)
Proceeds from other obligations	500	-
Proceeds from issuance of common stock in initial public offering, net of issuance costs	-	157,478
Proceeds from issuance of common stock in follow-on offering, net of issuance costs	-	27,379
Proceeds from exercise of stock options and other common stock issuances	2,839	2,632
Excess tax benefit from stock-based compensation	5,796	4,118
Net cash provided by financing activities	3,985	173,503
Net increase (decrease) in cash and cash equivalents	(23,309)	75,028
Cash and cash equivalents at beginning of period	106,749	46,656
Cash and cash equivalents at end of period	$83,440	$121,684

RPX Corporation
Reconciliation of Pro Forma Net Income Per Share
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income	$7,590	$7,852	$28,859	$22,213

Pro forma net income per share:
Basic	$0.15	$0.17	$0.57	$0.52
Diluted	$0.14	$0.15	$0.55	$0.47

Shares used in computing pro forma net income per share:
Basic:
Basic weighted-average common shares	50,457	44,473	49,410	27,015
Less: Conversion of redeemable convertible preferred shares	-	-	-	(13,836)
Add: Assumed conversion of redeemable convertible preferred shares	-	-	-	26,230
Add: Restricted stock	227	2,837	838	3,437
Shares used in computing pro forma basic net income per share	50,684	47,310	50,248	42,846

Diluted:
Diluted weighted-average common shares	52,127	48,914	51,711	31,125
Less: Conversion of redeemable convertible preferred shares	-	-	-	(13,836)
Add: Assumed conversion of redeemable convertible preferred shares	-	-	-	26,230
Add: Restricted stock	227	2,837	838	3,437
Shares used in computing pro forma diluted net income per share	52,354	51,751	52,549	46,956

RPX Corporation
Reconciliation of GAAP to Non-GAAP Net Income Per Share
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income	$7,590	$7,852	$28,859	$22,213
Stock-based compensation[1]	2,529	1,913	7,810	4,849
Amortization of acquired intangible assets[2]	361	146	832	146
Income tax adjustments[3]	(1,054)	(930)	(2,689)	(1,412)
Non-GAAP net income	$9,426	$8,981	$34,812	$25,796

Pro forma non-GAAP net income per share:
Basic	$0.19	$0.19	$0.69	$0.60
Diluted	$0.18	$0.17	$0.66	$0.55

Pro forma weighted-average shares:
Basic	50,684	47,310	50,248	42,846
Diluted	52,354	51,751	52,549	46,956

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Cost of revenue	$21,980	$16,459	$60,508	$44,652
Amortization of acquired intangible assets[2]	(56)	(53)	(168)	(53)
Non-GAAP cost of revenue	$21,924	$16,406	$60,340	$44,599

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Selling, general and administrative expenses	$13,147	$9,069	$39,903	$28,465
Stock-based compensation[1]	(2,529)	(1,913)	(7,810)	(4,849)
Amortization of acquired intangible assets[2]	(305)	(93)	(664)	(93)
Non-GAAP selling, general and administrative expenses	$10,313	$7,063	$31,429	$23,523

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

RPX Corporation
Additional Metrics
($ in thousands)
(unaudited)

	As of and for the Three Months Ended September 30,
Operating Metrics	2012	2011
Number of clients	128	103
Net additions	8	7
Trailing four quarters	25	38

Gross acquisition spend	$26,376	$33,915
Trailing four quarters	$176,170	$96,826

Net acquisition spend	$26,376	$29,290
Trailing four quarters	$121,940	$80,823

Full time equivalent headcount	126	99

Financial Metrics
Subscription revenue	$47,011	$38,380
Other revenue	33	14
Revenue	$47,044	$38,394

Cash, cash equivalents and short-term investments	$208,637	$250,008
Deferred revenue, current and noncurrent	$98,687	$97,535